 Exhibit 99.77(Q)(1)

Form N-SAR, Item 77

for Voya Balanced Portfolio, Inc.

(the “Registrant”)

ITEM 77Q1 – Exhibits

(a)(1)         Articles of Amendment effective May 1, 2014 — Filed as an exhibit to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2014 and incorporated herein by reference.